Cantor Fitzgerald Government Money Market Fund

March 4, 2024

Supplement to the prospectus and Statement of Additional Information (the "SAI"), each dated December 20, 2023.

Dear Investor,

The purpose of this supplement is to update certain information in the prospectus and SAI for Cantor Fitzgerald Government Money Market Fund (the "fund"), a series of UBS Series Funds (the "Trust") regarding changes to UBS Asset Management (Americas) LLC (formerly known as UBS Asset Management (Americas) Inc.) ("UBS AM"), the fund's administrator. On March 1, 2024, UBS AM converted from a Delaware corporation to a Delaware limited liability company pursuant to Delaware statute and changed its name to "UBS Asset Management (Americas) LLC". This conversion involved no change to: (i) the investment processes and strategies employed in the management of the Trust's assets; (ii) the nature and level of services provided to the Trust; (iii) the individuals primarily responsible for the day-to-day management of Trust assets; or (iv) the trustees and officers of the Trust.

Effective immediately, the prospectus and SAI are hereby revised as follows:

All references to "UBS Asset Management (Americas) Inc." in the prospectus and SAI are hereby revised to "UBS Asset Management (Americas) LLC."

All references to UBS AM as a Delaware corporation are hereby revised to refer to UBS AM as a Delaware limited liability company.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

©UBS 2024. All rights reserved.
UBS Asset Management (Americas) LLC

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